Exhibit 24.1

POWER OF ATTORNEY

Exhibit 24.1

LEAF EQUIPMENT LEASING INCOME FUND III, L.P.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of LEAF Equipment Leasing Income Fund III, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

LEAF ASSET MANAGEMENT, LLC

Signature	Title	Date

/s/ Crit S. DeMent	Chairman of Board of Directors and Chief Executive Officer	September 28, 2006

Crit S. DeMent

/s/ Miles Herman	President, Chief Operating Officer, and Director	September 28, 2006

Miles Herman

	Director	September __, 2006

Jonathan Z. Cohen

	Director	September __, 2006

Steven J. Kessler

/s/ Robert K. Moskovitz	Chief Financial Officer (Chief Accounting Officer) and Treasurer	September 28, 2006

Robert K. Moskovitz

/s/ David H. English	Executive Vice President	September 28, 2006

David H. English

/s/ Daniel G. Courtney	Senior Vice President – Investment Programs	September 28, 2006

Daniel G. Courtney

	General Counsel and Secretary	September __, 2006

Darshan V. Patel

Exhibit 24.1

LEAF EQUIPMENT LEASING INCOME FUND III, L.P.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of LEAF Equipment Leasing Income Fund III, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

LEAF ASSET MANAGEMENT, LLC

Signature	Title	Date

	Chairman of Board of Directors and Chief Executive Officer	September __, 2006

Crit S. DeMent

	President, Chief Operating Officer, and Director	September __, 2006

Miles Herman

	Director	September __, 2006

Jonathan Z. Cohen

	Director	September __, 2006

Steven J. Kessler

/s/ Robert K. Moskovitz	Chief Financial Officer (Chief Accounting Officer) and Treasurer	September 28, 2006

Robert K. Moskovitz

	Executive Vice President	September __, 2006

David H. English

	Senior Vice President – Investment Programs	September __, 2006

Daniel G. Courtney

/s/ Darshan V. Patel	General Counsel and Secretary	September 28, 2006

Darshan V. Patel

Exhibit 24.1

LEAF EQUIPMENT LEASING INCOME FUND III, L.P.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of LEAF Equipment Leasing Income Fund III, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

LEAF ASSET MANAGEMENT, LLC

Signature	Title	Date

	Chairman of Board of Directors and Chief Executive Officer	September __, 2006

Crit S. DeMent

	President, Chief Operating Officer, and Director	September __, 2006

Miles Herman

	Director	September __, 2006

Jonathan Z. Cohen

/s/ Steven J. Kessler	Director	September 28, 2006

Steven J. Kessler

/s/ Robert K. Moskovitz	Chief Financial Officer (Chief Accounting Officer) and Treasurer	September 28, 2006

Robert K. Moskovitz

	Executive Vice President	September __, 2006

David H. English

	Senior Vice President – Investment Programs	September __, 2006

Daniel G. Courtney

	General Counsel and Secretary	September __, 2006

Darshan V. Patel

Exhibit 24.1

LEAF EQUIPMENT LEASING INCOME FUND III, L.P.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of LEAF Equipment Leasing Income Fund III, L.P. and any and all amendments (including both pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

LEAF ASSET MANAGEMENT, LLC

Signature	Title	Date

	Chairman of Board of Directors and Chief Executive Officer	September __, 2006

Crit S. DeMent

	President, Chief Operating Officer, and Director	September __, 2006

Miles Herman

/s/ Jonathan Z. Cohen	Director	September 28, 2006

Jonathan Z. Cohen

	Director	September __, 2006

Steven J. Kessler

	Chief Financial Officer (Chief Accounting Officer) and Treasurer	September __, 2006

Robert K. Moskovitz

	Executive Vice President	September __, 2006

David H. English

	Senior Vice President – Investment Programs	September __, 2006

Daniel G. Courtney

	General Counsel and Secretary	September __, 2006

Darshan V. Patel